                                                                    Exhibit 10.2


                                  * Certain confidential information contained
                                    in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.




                           GENERAL PURCHASE AGREEMENT



                                     between





             OPLINK COMMUNICATIONS, INC. OF 3475 NORTH FIRST STREET,
                 SAN JOSE, CALIFORNIA 95134-1803 ("OPLINK"); AND

                CIERRA PHOTONICS, INC. OF 3450 REGIONAL PARKWAY,
                        SANTA ROSA, CA 95403 ("VENDOR").

                                TABLE OF CONTENTS


                                                                            PAGE

1.       DEFINITIONS...........................................................1

2.       SUPPLY OF MATERIALS...................................................1

3.       PRICE AND PRICE ADJUSTMENTS...........................................2

4.       INVOICING AND PAYMENT.................................................2

5.       DELIVERY..............................................................3

6.       TITLE.................................................................3

7.       PACKAGING AND LABELING................................................3

8.       CONTINUITY OF SUPPLY AND INTRODUCTION OF NEW PRODUCTS.................3

9.       MANUFACTURE AND QUALITY CONTROL.......................................3

10.      INSPECTION AND RETURNS................................................4

11.      WARRANTIES............................................................4

12.      FACILITY ACCESS.......................................................5

13.      MOST FAVORED CUSTOMER STATUS..........................................5

14.      INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION......................5

15.      TERM AND TERMINATION..................................................6

16.      CONFIDENTIALITY.......................................................6

17.      FORCE MAJEURE.........................................................7

18.      OTHER PROVISIONS......................................................7


         This General Purchase Agreement dated this 18 day of June, 2000 is entered into by and between Oplink Communications, Inc., a California corporation with offices at 3469 North First Street, San Jose, CA 95134, and Cierra Photonics Inc., a Delaware corporation with offices at 3450 Regional Parkway, Santa Rosa, CA 95403.

         WHEREAS, Oplink desires to purchase a supply of [ * ] interference filters meeting certain specifications (the "Materials"); and

         WHEREAS, Vendor has the capability to manufacture the Materials and desires to sell to Oplink the Materials on the terms and conditions set out below.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, Oplink and Vendor (the "Parties") agree as follows:

1.       DEFINITIONS

         "Distributor of Oplink"        Means any person to which Oplink has
                                        granted a right to sell or otherwise
                                        distribute the materials as part of
                                        Oplink's products.

         "End User"                     Means any person that has acquired the
                                        materials as part of Oplink's product
                                        from Oplink or a distributor of Oplink.

         "Oplink Documentation"         Means any drawing, technical documents,
                                        software programs or other document in
                                        whatever medium or format provided by
                                        Oplink to vendor.

         "Release"                      is defined in clause 2(b)

         "Specification"                is defined in clause 2(a).

         "Term"                         is defined in clause 14(a).

2.       SUPPLY OF MATERIALS

          (a) Vendor agrees to manufacture and sell to Oplink products meeting the specifications set out on Exhibit A (the "Specifications"). Oplink may from time to time change the Specifications if Oplink's requirements therefor change.

          (b) Upon the signing of this Agreement, Oplink shall provide to Vendor an open order of requirements for Materials. Thereafter, Oplink will on a monthly basis issue a release ("Release") to Vendor in which Oplink will state the quantity and delivery date for the subject Release (which is fixed and will not change) as well as the estimated quantities and delivery dates for the following five (5) months. Such estimated quantities and delivery dates will not become binding until incorporated into subsequent Releases.

          (c) Oplink shall issue Releases not less than thirty (30) days prior to anticipated delivery dates. Such Releases shall refer to this Agreement, identify the Materials ordered by

* Confidential Treatment Requested

                                        1.

product name and product code, and state the quantities, prices, shipping instructions, delivery addresses, invoice addresses and delivery dates.

          (d) Vendor shall acknowledge in writing, within two (2) days of receipt, each Release. Vendor shall notify Oplink in writing, within seven (7). days of receipt of a Release, whether the delivery date(s) stated therein can be met. If Vendor cannot meet the delivery date(s), it shall immediately so notify Oplink and negotiate in good faith with Oplink for alternative delivery date(s).

          (e) Before Vendor confirms the delivery date(s) of a Release,, Oplink may cancel or amend the Release without incurring any liability.

          (f) All sales of Materials shall be subject to the terms and conditions of this Agreement and, to the extent they specify quantities, destinations and delivery dates, to Oplink's Releases. If there is any conflict or difference in interpretation between any Release issued by Oplink, or confirmation by Vendor of such Release, and this Agreement, the terms and conditions of this Agreement shall supersede those of such Release.

3.       PRICE AND PRICE ADJUSTMENTS

          (a) The prices of Materials (including the cost of package and packing) are as set out on Exhibit B, subject to quarterly review. However, if Oplink at any time presents substantial documentary evidence that another producer of goods has lawfully offered Oplink goods of similar functionality and quality, and under similar terms and conditions (quantities, shipment terms, etc.), at a delivered cost at least 5% lower than the delivered cost hereunder, then Oplink will give Vendor written notice of such lower offer. If Vendor does not agree to reduce its price immediately to meet the lower offer within thirty
(30) days of such notice, at the expiration of the thirty (30) day period, Oplink's only purchase obligation hereunder shall be to purchase Materials for which Releases have been issued by Oplink and confirmed by Vendor. Upon the purchase by Oplink of the Materials under those prior Releases, Oplink shall be deemed to have satisfied any and all purchase commitments and obligations hereunder, and shall not be subject to any penalty, price adjustment or other liability for failure to purchase any additional Materials from Vendor.

          (b) In the event of any change in the Specifications pursuant to Clause 7 below, if Vendor can demonstrate that meeting the new specifications requires additional production costs on the part of Vendor, then Vendor may pass those additional costs (and only those costs) onto Oplink. Likewise, if the new specifications reduce Vendor's production costs, Vendor shall reduce the prices of the Materials accordingly.

4.        INVOICING AND PAYMENT

          (a) Each Release shall be invoiced separately and delivered to the invoice address set out in the applicable Release.

          (b) Each invoice issued under this Agreement shall refer to the applicable Release number.


                                        2.

          (c) The term of payment shall be net forty-five (45) days from the date of receipt of Materials.

5.        DELIVERY

          (a) The Materials shall be delivered on the date(s) stipulated in the Release. The Parties understand that timely delivery is of the essence with regard to this Agreement.

          (b) If Vendor discovers that it cannot meet the delivery date stipulated in the Release, it shall immediately notify Oplink in writing. Vendor and Oplink shall then attempt in good faith to expediently resolve the issue with a view to best serve Oplink's needs.

          (c) Vendor shall deliver the Materials C.I.F., Oplink's San Jose facility.

6.        TITLE

          Title to and possession of all Materials shipped by Vendor to Oplink shall pass to Oplink upon delivery of Materials at the Oplink location.

7.        PACKAGING AND LABELING

          (a) The packaging used for shipping the Materials sold under this Agreement shall provide the protection required under normal transport conditions in order to prevent damage to or deterioration of the Materials.

          (b) The Materials shall be packed and labeled in accordance with Oplink's instructions. The shipping documents shall state the applicable Release number and the product codes.

8.        CONTINUITY OF SUPPLY AND INTRODUCTION OF NEW PRODUCTS

          (a) In the event of discontinuance of any Material, Vendor shall notify Oplink as soon as practicable but in no event later than six (6) months before implementation.

          (b) If Vendor wishes to introduce a new product that serves the same or similar function as any of the Materials, it shall inform Oplink in writing three (3) months in advance or at the same time as any other customer of Vendor is informed, whichever is earlier. The Parties shall meet regularly to discuss product development plans relating to the Materials.

          (c) Vendor may not modify any of the Materials without Oplink's written consent.

9.        MANUFACTURE AND QUALITY CONTROL

          (a) Vendor shall and shall cause its supplier to maintain an effective quality assurance system for manufacture, testing, packaging and shipping of the Materials, and routines for quality verification and corrective actions in accordance with the standards of ISO 9001 or an equivalent quality assurance system.


                                        3.

          (b) All Materials shall be subject to quality assurance control prior to release by Vendor.

          (C) Vendor shall furnish Oplink with inspection reports for and with each shipment of Materials hereunder. Such inspection reports shall be specific by traceable notations and Oplink may reject items that do not meet the Specifications. Duplicate copies of inspection reports shall be filed and maintained by Vendor for a period of seven (7) years in case future reference is required by Oplink.

10.       INSPECTION AND RETURNS

          (a) The Materials sold and shipped under this Agreement shall meet all the requirements embodied in the Specifications and all the requirements (including without limitation product safety and environmental requirements) of any government authority having jurisdiction over the production, transportation and/or sale of the Materials.

          (b) Vendor shall upon Oplink's request issue a certificate of compliance in respect of the requirements provided in sub-clause (a) above.

          (c) Oplink shall be entitled to inspect Materials upon delivery. Any prior inspection of Materials or sampling at Vendor's facility by Oplink will not imply either delivery or acceptance of such Material by Oplink.

          (d) Oplink agrees to inspect the Materials for adherence to the Specifications within thirty (30) days of receipt. If Oplink reasonably determines that any of the Materials fails to meet Vendor's warranties or to conform to the Specifications, Oplink may return such Product at Vendor's expense for credit, refund or replacement.

11.       WARRANTIES

          (a) At the time of delivery, Vendor warrants that it possesses good and marketable title to the Materials. Vendor also warrants that the Materials supplied to Oplink hereunder shall meet the quality levels and the Specifications. The Materials supplied hereunder shall be free of objects or other substances which, in the sole opinion of Oplink, could render them unfit or intended use. If quality levels are not specified, then Vendor warrants that such Materials shall be merchantable, of best quality and free from defects in materials and workmanship.

          (b) Vendor shall at its option and cost, repair or replace any Material found to be defective in respect of design, material or workmanship during a warranty period of twelve (12) months from the date of delivery. Such repair or replacement shall be accomplished by Vendor as soon as possible from the time it is informed of the breach of warranty, but in no event later than the date on which the delivery lead time for the applicable Material would have expired.

          (c) The warranty for Materials repaired or replaced pursuant to sub-clause (b) above shall be the same as sub-clauses (a) and (b) above.

          (d) Costs and expenses associated with the return of Materials to Vendor and delivery of repaired or replaced Materials to Oplink under this Clause 9 shall be borne by Vendor.


                                        4.

          (e) Vendor warrants that it has obtained all required permits or licenses, including technology licenses, to permit it to manufacture the Materials without violating any law or ordinance, and without infringing any patent or other intellectual property rights of any third party.

12.       FACILITY ACCESS

          Vendor shall allow representatives of Oplink and Oplink's customers access to the facilities involved in the performance of this Agreement for purposes of quality audits and/or reviewing the status and progress of production and witnessing any test and inspection. Such access shall not relieve Vendor of any of its obligations. Oplink and Oplink's customers shall enter into Vendor's Unilateral Non-Disclosure Agreement. Information shall be limited to individuals on a "need to know" basis.

13.       MOST FAVORED CUSTOMER STATUS

          Vendor shall not sell Materials in substantially similar or smaller quantities to other purchasers during the Term on terms (including pricing) more favorable than those given to Oplink pursuant to this Agreement. In the event that Vendor decides to offer Materials to another purchaser on terms more favorable than those given to Oplink hereunder, then Vendor shall offer Materials to Oplink on terms and conditions at least as favorable as those offered to the other purchaser. In the event that Vendor develops any new products like the Materials sold hereunder, but with improved or enhanced performance characteristics, Vendor will make those new products available to Oplink on terms to be negotiated, but subject to the same "most favored customer" conditions described above.

14.       INTELLECTUAL PROPERTY RIGHTS AND INDEMNIFICATION

          (a) Vendor shall retain any intellectual property rights, including not but limited to patents, utility models, mask work protections, industrial designs, copyrights and trademarks, in the Materials.

          (b) Vendor shall not use any patent, copyright, trademark or other intellectual property rights to preempt, hinder or encumber Oplink, Distributor of Oplink or End Users from their right to use, distribute, market, sell or otherwise dispose of Materials as part of Oplink's products.

          (c) Vendor shall protect, indemnify and hold harmless Oplink, its affiliates, directors, officers, and employees against any judgments, liabilities, losses or expenses (including attorney's fees) for infringement of patents, or other intellectual property rights arising out of the use or sale of the Materials supplied to Oplink hereunder. Oplink shall promptly notify Vendor of any such claim, agrees to provide information and reasonable assistance, and give Vendor sole authority to defend or settle such claim. Upon notice of an alleged infringement, Vendor may, at its option and expense, (i) obtain for Oplink the right to continue using the Materials, (ii) replace or modify the product so that it becomes non-infringing or non-violating, (iii) substitute an equivalent non-infringing version of the Material. In the event that none of the above options is reasonably available, either party may terminate this Agreement and Oplink may return any and all Materials paid for and in Oplink's inventory and obtain a refund from Vendor of the price


                                        5.

paid by Oplink for such inventory. Termination pursuant to this Section 12 does not discharge the obligation of Vendor to defend Oplink and pay costs or judgments.

          (d) Notwithstanding the above provisions, Vendor assumes no liability for any infringement claims based upon the use of the Materials either
(i) in connection or in combination with equipment, devices, products or software not provided by Vendor if such claims would not have resulted but for some combination or use, (ii) for other than normal purposes.

          (e) THE FOREGOING STATES EACH PARTY'S SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO CLAIMS OF INFRINGEMENT OR VIOLATION OF THIRD PARTY PROPRIETARY RIGHTS OF ANY KIND.

15.       TERM AND TERMINATION

          (a) This Agreement shall have a term of two (2) years, from 06/18/00 to 06/18/02 (the "Term"), unless sooner terminated in accordance with the provisions set out below. If the Parties are not in breach at the expiration of the Term, they may mutually agree in writing to continue this Agreement, upon thirty (30) days' notice prior to the expiration date, for additional one (1) year terms.

          (b) Either Party may terminate this Agreement for material breach by the other Party thirty (30) days after written notice to the other Party containing details of the breach of: (i) the breach remains uncured at the end of such thirty (30) day period, or (ii) the breaching party fails to commence the cure within such thirty (30) day period or to pursue the cure diligently, where the cure cannot be completed within such thirty (30) day period.

          (c) Either Party may terminate this Agreement effective immediately with written notice to the other Party if the other Party shall file for bankruptcy, shall be adjudicated bankrupt, shall take advantage of applicable insolvency laws, shall make an assignment for the benefit of creditors, shall be dissolved or shall have a receiver appointed for its property.

          (d) This Agreement shall terminate automatically should the delay caused by any event of force majeure continue for more than ninety (90) days.

16.       CONFIDENTIALITY

          (a) For the term of this Agreement and for a period of three (3) years thereafter, Vendor shall retain in confidence and use only for the benefit of Oplink any Oplink Documentation and information relating to the Specifications, Materials and the technology embodied therein or covered thereby, or relating to Oplink's business, which is disclosed by Oplink to Vendor to assist Vendor in carrying out its obligations hereunder.

          (b) The aforesaid obligation of confidentiality and non-use shall not apply to the extent any information (i) is known to Vendor at the time of receipt (ii) is or becomes publicly known, (iii) is received by Vendor from another not under an obligation of secrecy, or (iv) is independently developed by Vendor without use or resort to information disclosed by Oplink.


                                        6.

17.       FORCE MAJEURE

          (a) Any event or circumstance beyond the control of a Party shall be deemed an event of force majeure and shall extend by a period equal to the period of delay caused by such event the time for performance of the affected obligations hereunder.

          (b) In the event of force majeure, the Party influence thereby shall immediately notify the other and furnish the other in writing all information pertaining to the force majeure.

18.       OTHER PROVISIONS

          (a) This Agreement contains the entire agreement between the parties relating to the Materials and all prior understandings between the parties and relating to the Materials are superseded by this Agreement. Any waiver or amendment shall be in writing signed by both Parties.

          (b) Provisions in this Agreement that are expressed or by their nature and/or the context in which they appear are intended to survive the termination of this Agreement, including without limitation, Clause 10 (Inspection and Returns), Clause 11 (Warranty), Clause 14 (Intellectual Property and Indemnification), Clause 15 (Term and Termination) and Clause 16 (Confidentiality), shall continue to be effective.

          (c) All notices to be given under this Agreement shall be in writing and shall be effective when personally delivered or when deposited in registered mail postage prepaid, addressed to the receiving Party at the address for that Party first above referenced and directed to the attention of the president.

          (d) This Agreement shall be binding upon and inure to the benefit of the Parties, their successors and assigns. Neither Party shall assign this Agreement without the prior written consent of the other Party.

          (e) Should any provision of this Agreement be or become invalid or unenforceable under applicable law, such provision shall be excluded from this Agreement and the remainder of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (f) This Agreement shall be governed by, interpreted and construed and performance hereunder shall be determined in accordance with the laws of the State of California, without regard to its conflicts of law principles. Vendor hereby expressly consents to the nonexclusive personal jurisdiction and venue of the state and federal courts located in the Northern District of California for any lawsuit filed there against by Oplink arising from or relating to this Agreement.

          (g) The relationship of Oplink and Vendor is that of purchaser and supplier, respectively. Vendor is an independent contractor and under no circumstances shall its agents or employees be deemed to be agents or representative of Oplink.


                                        7.

          IN WITNESS WHEREOF, authorized representatives of the parties have executed this Agreement.

Oplink Communications Inc.                          Cierra Photonics, Inc.


/s/ Alex Hsu                                        /s/ Glenn Yamamoto

Alex Hsu                                            Glenn Yamamoto
President&COO                                       President


                                        8.

                                    EXHIBIT A

                             Material Specifications

                                   As Attached







                                        A1

                                   DOCUMENTED
[OPLINK LOGO]
                                    4/28/00
--------------------------------------------------------------------------------

MULTI-LAYER INTERFERENCE FILTER SPECIFICATIONS

--------------------------------------------------------------------------------------------------------------
     FILTER SPECS NUMBER/VERSION NUMBER                                                    [ * ]
--------------------------------------------------------------------------------------------------------------
 Operating wavelength range (nm)                                                  See wavelength grid below
--------------------------------------------------------------------------------------------------------------
 Center wavelength lambda.c* (nm)                                                          [ * ]




--------------------------------------------------------------------------------------------------------------
Center wavelength tolerance (nm)                                                           [ * ]
---------------------------------------------------------------------------------------------------------------
0.5dB down(from peak) passband bandwidth (nm)                                              [ * ]
---------------------------------------------------------------------------------------------------------------
Peak wavelength transmission loss within passband (dB)                                     [ * ]
--------------------------------------------------------------------------------------------------------------
Wavelength insertion loss ripple within passband (dB)                                      [ * ]
---------------------------------------------------------------------------------------------------------------
-25dB down(from peak) bandwidth (nm)                                                       [ * ]
--------------------------------------------------------------------------------------------------------------
Reflection loss within passband (dB)                                                       [ * ]
---------------------------------------------------------------------------------------------------------------
Angle of incident (deg.)                                                                   [ * ]
--------------------------------------------------------------------------------------------------------------
Polarization dependent loss within passband (dB)                                           [ * ]
--------------------------------------------------------------------------------------------------------------
Wavelength thermal shifting delta lambda/ delta tau (nm/deg. C)                            [ * ]
--------------------------------------------------------------------------------------------------------------
Substrate material                                                                         [ * ]
--------------------------------------------------------------------------------------------------------------
Coating material                                                                        No comments
--------------------------------------------------------------------------------------------------------------
Dimension (nm)                                                                             [ * ]
--------------------------------------------------------------------------------------------------------------
Backside AR coating                                                                        [ * ]
--------------------------------------------------------------------------------------------------------------
Filter film testing requirements:                                                          [ * ]
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
* [ * ].

--------------------------------------------------------------------------------------------------------------
Part #                Wavelength             Part #            Wavelength            Part #         Wavelength
--------------------------------------------------------------------------------------------------------------
20010014                    [ * ]           20010028             [ * ]              20010042          [ * ]
--------------------------------------------------------------------------------------------------------------
20010015                    [ * ]           20010029             [ * ]              20010043          [ * ]
--------------------------------------------------------------------------------------------------------------
20010016                    [ * ]           20010030             [ * ]              20010044          [ * ]
--------------------------------------------------------------------------------------------------------------
20010017                    [ * ]           20010031             [ * ]              20010045          [ * ]
--------------------------------------------------------------------------------------------------------------
20010018                    [ * ]           20010032             [ * ]              20010046          [ * ]
--------------------------------------------------------------------------------------------------------------
20010019                    [ * ]           20010033             [ * ]              20010047          [ * ]
--------------------------------------------------------------------------------------------------------------
20010020                    [ * ]           20010034             [ * ]              20010048          [ * ]
--------------------------------------------------------------------------------------------------------------
20010021                    [ * ]           20010035             [ * ]              20010049          [ * ]
--------------------------------------------------------------------------------------------------------------
20010022                    [ * ]           20010036             [ * ]              20010050          [ * ]
--------------------------------------------------------------------------------------------------------------
20010023                    [ * ]           20010037             [ * ]              20010051          [ * ]
--------------------------------------------------------------------------------------------------------------
20010024                    [ * ]           20010038             [ * ]              20010052          [ * ]
--------------------------------------------------------------------------------------------------------------
20010025                    [ * ]           20010039             [ * ]              20010053          [ * ]
--------------------------------------------------------------------------------------------------------------
20010026                    [ * ]           20010040             [ * ]
--------------------------------------------------------------------------------------------------------------
20010027                    [ * ]           20010041             [ * ]
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
   Document #       Document Name      Revision       DCN#       Page    Prepared by     Approved by        Date
--------------------------------------------------------------------------------------------------------------
    20010014            [ * ]             03          9157       1/1     /s/ Illegible   /s/ Illegible    4/26/00
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

The documents herein contain information from Oplink Communications Inc., which is confidential and/or privileged and intended solely for the use of the recipient named above. Any unauthorized use, disclosure, copying, or distribution of the information without written permission from the sender is strictly prohibited.


*CONFIDENTIAL TREATMENT REQUESTED

                                      A2

                                    EXHIBIT B

                                     Prices

                                  See Attached












                                       B1

                                                 3450 Regional Parkway, Suite B2
                                                            Santa Rosa, CA 95403
                                                   707.547-5010 Fax 707.547.5015




To:      Oplink Communications Inc.                  QUOTE NUMBER: CPI-001
         3475 North First Street                     Date:  April 7, 2000
         San Jose, California 95134-1803

         ATTN:  Joe Liu



Thank you for your inquiry. We are pleased to quote as follows subject to our published terms of sale.


------------------------------------------------------------------------------------------------------------------
     QTY             UNIT                         DESCRIPTION                      UNIT PRICE           TOTAL
------------------------------------------------------------------------------------------------------------------
    [ * ]           [ * ]        Blanket order for [ * ] interference filters        $[ * ]             $[ * ]
                                             per Cierra Photonics
                                                  spec: [ * ]

                                Delivery information:
                                MAY 15:     Engineering samples to evaluate
                                            physical dimensions, temp stability,
                                            and spectral measurements.
                                JUNE 15:    [ * ] samples for spectral
                                            evaluation. Quantity approximately
                                            [ * ] per week

                                JULY 1:     Approx [ * ] per week

                                AUG 1:      Approx [ * ] per week

                                SEPT. 1:    Approx [ * ] per week

                                OCT. 2:     Approx [ * ] per week
------------------------------------------------------------------------------------------------------------------
                                                                                       Subtotal         $[ * ]

                                                                                      Sales Tax

                                                                            Shipping & Handling

                                                                                          Other
                                                                                                ------------------
                                                                                                        $[ * ]
                                                                                                ------------------

                                                                 /s/ Illegible                  4/10/00
                                                             -----------------------  ----------------------------
                                                                  Authorized by                           Date

*CONFIDENTIAL TREATMENT REQUESTED

                                      B2